                           PURCHASE AND SALE AGREEMENT
                           ---------------------------


     THIS AGREEMENT made and entered into as of the 16th day of December, 1998, by and between JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP, a Massachusetts limited partnership, having its principal address c/o The Real Estate Investment Group, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117 (hereinafter "Seller"), and MG DEVELOPMENT COMPANY, a California general partnership, having an office address at 21700 Oxnard Street, Suite 1760, Woodland Hills, CA 91367 (hereinafter "Buyer");

                                WITNESSETH THAT:

     WHEREAS, Seller desires to sell certain improved real property known as Warner Plaza Shopping Center and located in Chandler, Arizona, along with certain related personal and intangible property; and

     WHEREAS, Buyer desires to purchase such real, personal, and intangible property in accordance with the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the parties hereto mutually agree as follows:

     1.   The Property.
          ------------

          1.1 DESCRIPTION: Subject to the terms and conditions of this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Buyer agrees to purchase and acquire, all of Seller's right, title, and interest in and to the following (collectively, the "Property"):

               1.1.1 Certain land (the "Land") located at North Alma School Road, Chandler, Arizona, and more specifically described in EXHIBIT 1.1.1 attached hereto;

               1.1.2 The building(s), parking areas, improvements, and fixtures now situated on the Land (the "Improvements");

               1.1.3 All furniture, personal property, machinery, apparatus, fixtures owned by Seller and located at the Property, and equipment currently used in the operation, repair, and maintenance of the Land and the Improvements and situated thereon, excluding, however, tangible personal property and fixtures of the Improvements which are owned by tenants or which may be removed by tenants under the terms of their leases (collectively, the "Personal Property"). The Personal Property to be conveyed is subject to depletions, replacements, and additions in the ordinary course of Seller's business and includes any and all personal property owned by Seller and located at the Property;

               1.1.4 All easements, hereditaments, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any;

               1.1.5 Any street or road abutting the Land to the center line thereof (to the extent owned by Seller);

               1.1.6 The leases or occupancy agreements together with any interest in any and all amendments, addendum and guaranties relating thereto, including those in effect on the date of this Agreement which are identified on the Schedule of Leases attached hereto as EXHIBIT 1.1.6, and any new leases entered into pursuant to Section 7.3 including all amendments thereto, which as of the Closing (or Date of Closing, as hereinafter defined) affect all or any portion of the Land or the Improvements (collectively, the "Leases"), and any security deposits actually held by Seller with respect to any such Leases;

               1.1.7 All service, maintenance, supply, or other contracts relating to the operation of the Property, including those in effect as of the date hereof which are listed on


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                                      -10-


EXHIBIT 1.1.7 hereto and any new contracts entered into pursuant to Section 7.2 (together, the "Contracts"), subject to Section 5.5 hereof;

               1.1.8     The name "Warner Plaza Shopping Center" (if available);

               1.1.9 Assignable warranties and guaranties issued in connection with the Improvements or the Personal Property which remain in effect as of Closing; and

               1.1.10 All transferable consents, authorizations, variances or waivers, licenses, permits, and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau, or other entity or instrumentality solely in respect of the Land or the Improvements which remain valid or in effect as of Closing.

          1.2 AGREEMENT TO CONVEY. Seller agrees to convey, and Buyer agrees to accept, on the Date of Closing: (a) title to the Land and the Improvements in the condition described in Section 6.1, and subject to the Permitted Exceptions (as hereinafter defined); and (b) title to the Personal Property, by Bill of Sale (as hereinafter defined), without warranty as to the title or the condition of such personalty.

     2. PURCHASE PRICE. The Property is to be sold to Buyer for the sum of Six Million Four Hundred Thousand and NO/100 Dollars ($6,400,000.00) (the "Purchase Price"), which Buyer shall pay to Seller on the Date of Closing by wiring immediately available Federal funds to such bank account as may be designated by Seller.

     3. DEPOSIT. Buyer shall deposit with the Title Company (as hereinafter defined) the sum of $125,000.00 by wiring immediately available Federal funds to such bank account as may be designated by the Title Company or by official bank cashier's check simultaneously with the execution of this Agreement as a good faith deposit (hereinafter, said deposit and such interest as is earned thereon shall accrue to the benefit of Buyer and be referred to as the "Deposit"), which Deposit shall be disposed of in the manner herein provided. If Closing occurs in accordance with this Agreement, the Deposit shall either be applied against the Purchase Price or returned by Seller to Buyer on the Date of Closing, as hereinafter provided. If this Agreement is terminated, or if either party fails to perform any of its agreements hereunder, the Deposit shall be disposed of in the manner hereinafter provided.

     4. CLOSING. Subject to the provisions of this Agreement, the Closing Documents (as hereinafter defined) shall be delivered at 10:00 o'clock A.M., E.S.T., on February 12, 1999 (the "Date of Closing" or "Closing"), at an office of Chicago Title Insurance Company (the "Title Company"), unless otherwise agreed upon in writing. Contact for all title insurance requirements should be made through the following office: Notwithstanding, the foregoing, (a) the date of Closing shall be automatically extended to February 19, 1999 in the event that Seller delivers the Tenant Estoppel Letters on the Additional Estoppel Deadline, as defined below, and (b) Buyer shall have the right to extend the Date of Closing for an additional fifteen (15) days, provided that Buyer pay an extension fee of $50,000 (the "Extension Fee"), which Extension Fee shall be non-refundable and shall be credited to the Purchase Price.

     Chicago Title Insurance Company
     National Business Unit
     7616 LBJ Freeway, Suite 300
     Dallas, TX 75251
     Attention: Ms. Ellen Schwab
     Telephone: (800) 442-4303 or (972) 934-0077
     Fax: (972) 404-8731

     5.   Buyer's Review.
          --------------

          5.1  Access.
               ------

               5.1.1 Seller shall within five (5) days of the execution hereof make available to Buyer copies of the Contracts and the Leases. Seller agrees to allow Buyer or Buyer's agents or representatives reasonable access to the Property (during business hours) for purposes of any non-intrusive physical or environmental inspection of the Property and review and copying of the Contracts, the Leases, Seller's books and records relating to the Property (other than any privileged, proprietary or confidential records), soil reports, environmental studies and reports, surveys, building and systems plans, income and expense statements, and other matters necessary in the reasonable discretion of Buyer to evaluate and analyze the feasibility of the Property for Buyer's intended use thereof. Buyer shall not conduct or authorize any physically intrusive testing of, on, or under the Property without first obtaining Seller's written consent as to the timing and scope of work to be performed, such consent not to be unreasonably withheld. Notwithstanding the foregoing, if any written request for approval to conduct any testing is delivered to Seller, Seller will respond to Buyer within two (2) business days ("Response Date"), provided that Buyer shall deliver any and all necessary and relevant information and materials to Seller to enable Seller to made an informed decision regarding said written request. If Seller does not respond within the required time period as provided above, then the Approval Date shall be extended by the number of days in excess of the Response Date.

               5.1.2 Except as otherwise expressly set forth herein, Seller makes no representations or warranties as to the truth, accuracy, or completeness of any materials, data, or other information, including without limitation the contents of Seller's or its property manager's books and records, marketing materials prepared by Seller or the Broker (as hereinafter defined), the Leases, the Contracts, rent rolls or income and expense statements, supplied to Buyer in connection with Buyer's inspection of the Property. It is the parties' express understanding and agreement that all such materials are provided by Seller solely for Buyer's convenience in making its own examination and determination prior to the Approval Date (as hereinafter defined) as to whether it wishes to purchase the Property, and, in making such examination and determination, Buyer shall rely exclusively on its own independent investigation and evaluation of the Property and not on any materials supplied by Seller.

          5.2 TITLE AND SURVEY. Seller shall obtain a commitment by the Title Company to issue an owner's policy of title insurance insuring the Land and the Improvements in the amount of the Purchase Price (the "Title Commitment"), and a survey of the Land prepared by a professional land surveyor licensed in the state in which the Property is located (the "Survey").

          5.3  Buyer's Right to Object or Terminate.
               ------------------------------------

               5.3.1 BUYER'S RIGHT TO OBJECT. Buyer shall have the right, in its sole discretion, on or before 5:00 p.m. E.S.T. on December 14, 1998 (the "Approval Date") to make written objection to any matter regarding the Property ("Objection Notice"), which notice must specify the reason such matter(s) are not satisfactory and the curative steps necessary to remove the basis for Buyer's disapproval. The parties shall then have until the later of ten (10) business days after the date of the Objection Notice and the Approval Date (whichever is later, the "Objection Deadline") to make such arrangements or take such steps as they shall mutually agree to satisfy Buyer's objection(s); provided, however, that Seller shall have no obligation whatsoever to expend or agree to expend any funds, to undertake or agree to undertake any obligations, or otherwise to attempt to cure or agree to attempt to cure any objections, and Seller shall not be deemed to have any obligation to attempt to cure any such matters unless Seller expressly undertakes such an obligation by a written notice to or written agreement with Buyer given or entered into on or prior to the Objection Deadline and which recites that it is in response to an Objection Notice. Buyer's sole right with respect to any objections contained in an Objection Notice given in a timely manner shall be to elect on or before the Objection Deadline to terminate this Agreement pursuant to Section 5.3.2 hereof. All possible objections regarding title, the Survey, or other matters regarding the Property not included in an Objection Notice given by Buyer to Seller on or before the Approval Date, or with respect to which a timely Objection Notice is given but Seller fails to expressly agree to attempt to cure as provided above, shall be deemed to be approved by Buyer as "Permitted Exceptions" as provided in
Section 5.4 hereof.

               5.3.2 BUYER'S RIGHT TO TERMINATE. In the alternative, Buyer shall have the right, in its sole discretion, on or before the Approval Date (if the Objection Notice has not been given) or the Objection Deadline (if the Objection Notice has been given), to terminate its obligation to purchase the Property by giving Seller written notice of termination (the "Termination Notice"). If the Termination Notice is timely given, Seller shall direct the Title

Company promptly to return the Deposit to Buyer and neither party shall have any further obligations or liability hereunder except as expressly set forth in this Agreement, including without limitation Sections 6.2 and 24 hereof. In the event that Buyer does not tender to Seller the Objection Notice or the Termination Notice prior to the Approval Date or the Objection Deadline, as applicable: (a) the Deposit shall be non-refundable; and (b) Buyer shall have no further rights to the Deposit, and no further right to terminate this Agreement, except pursuant to Sections 9.1, 13, or 18.1.

               5.3.3     ADDITIONAL TERMINATION NOTICE. Notwithstanding Section
5.3.2 above, Buyer shall have an additional right to terminate its obligation to purchase the Property by providing written notice of termination (the "Additional Termination Notice") to Seller (a) on or before the Financing Date or the Additional Financing Date, as provided below, that Buyer is unable to obtain financing as provided in Section 5A, below or (b) if Buyer has not received the Tenant Estoppel Letters and has not approved same in accordance with the provisions of Section 9.3, below.

          5.4 PERMITTED EXCEPTIONS. If this Agreement is not terminated, Buyer shall be deemed to have approved and to have agreed to purchase the Property subject to the following:

               5.4.1 all possible title objections, survey objections, and any defects in or to title to the Property or other matters affecting or relating to the title to, or the survey of, or the condition of the Property existing as of the Approval Date and not included in an Objection Notice given by Buyer and/or which Buyer has otherwise approved or is deemed to have approved pursuant to Section 5.3.1 hereof;

               5.4.2 all existing Leases, and all Contracts and Leases which Buyer has approved or is deemed to have approved, or which Seller is permitted to enter into, pursuant to Sections 5.5, 7.2, and 7.3 hereof;

               5.4.3 the lien of non-delinquent real and personal property taxes and assessments;

               5.4.4 rights of parties in possession not shown by the public records;

               5.4.5 discrepancies, conflicts in boundary lines, shortages in area, encroachments, and any state of facts which an inspection of the Property would disclose and which are not shown by the public records;

               5.4.6 easements or claims of easements shown by the public records;

               5.4.7 any service, installation, connection, maintenance or construction charges due after Closing, and, subject to the proration provisions hereof, charges for sewer, water, electricity, telephone, cable television or gas; and

               5.4.8 unrecorded leaseholds, rights of vendors and holders of security interests on personal property installed upon the Property by tenants, and rights of tenants to remove trade fixtures at the expiration of the term of the Leases.

All of the foregoing are referred to herein collectively as the "Permitted Exceptions".

          5.5 CONTRACTS. On or before the Approval Date, Buyer shall notify Seller in writing as to which of the Contracts Buyer elects to assume at Closing. Seller shall notify the vendors under those Contract(s) which Buyer has not agreed to assume that, provided that Closing occurs hereunder, such Contracts shall terminate, effective as of the Date of Closing; provided however if any such non-assumed Contract does not permit Seller to terminate same within thirty (30) days or requires that Seller pay a fee to terminate same prior to Closing, Buyer shall be required at Closing to assume all obligations thereunder until the effective date of the termination and to assume the obligation to pay, or to reimburse Seller for the payment of, the termination fee.

     5A. FINANCING CONTINGENCY. Buyer shall have until January 29, 1999 ("Financing Date") to obtain financing from a lender for the purchase of the Property upon terms and conditions reasonably satisfactory to Buyer ("Financing Contingency"). The Financing Contingency shall be automatically extended to February 5, 1999 if the Tenant Estoppel Letters are delivered on the Additional Estoppel Deadline (the "Additional Financing Date"). Buyer shall submit to Seller on or before 5:00 p.m. P.S.T on December 21, 1998 evidence that it is diligently pursuing financing, including without limitation, providing Seller with a letter from either the proposed lender or the loan correspondent indicating that a loan application has been submitted to Buyer's lender. If Buyer cannot satisfy the Financing Contingency on the Financing Date, Buyer may terminate this Agreement by giving an Additional Termination Notice to Seller and Seller shall direct the Title Company promptly to return the Deposit to Buyer and neither party shall have any further obligations or liability hereunder except as expressly set forth in this Agreement, including without limitation Sections 6.2 and 24 hereof.

     6.   Condition of Premises.
          ---------------------

          6.1 Buyer and Seller agree that Buyer is acquiring the Property in its "AS IS" condition, WITH ALL FAULTS, IF ANY, AND WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED. Except as otherwise expressly set forth herein, neither Seller nor any agents, representatives, or employees of Seller have made any representations or warranties, direct or indirect, oral or written, express or implied, to Buyer or any agents, representatives, or employees of Buyer with respect to the condition of the Property, its fitness for any particular purpose, or its compliance with any laws, and Buyer is not aware of and does not rely upon any such representation to any other party. Buyer acknowledges that the Purchase Price might be higher if Buyer were not acquiring the Property in "as is" condition. Buyer acknowledges that it either has had or will have before the Date of Closing the opportunity to make such inspections (or have such inspections made by consultants) as it desires of the Property and all factors relevant to its use, including, without limitation, the interior, exterior, and structure of all Improvements, and the condition of soils and subsurfaces (particularly with respect to the presence or absence of hazardous substances).

          6.2 After its inspections are completed, Buyer shall restore the Property to its condition prior to Buyer's inspections. Buyer agrees to indemnify Seller for all claims or damages arising out of Buyer's inspections, including, without limitation, claims for personal injury or property damage, and including all costs and attorneys' fees. The obligations in this Section 6.2 shall survive the Closing or the termination of this Agreement for any reason, including without limitation pursuant to Sections 5.3.2, 9.1, or 13 hereof.

          6.3 Buyer hereby releases Seller and its agents, representatives, and employees from any and all future claims, demands, and causes of action occurring or accruing on the Date of Closing, that Buyer may have relating to
(i) the condition of the Property at any time, before or after the Date of Closing, including, without limitation, the presence of any hazardous substance, or (ii) any other matter pertaining to the Property. This release shall survive the Closing or the termination of this Agreement for any reason.

     7.   Prior to Closing.
          ----------------

          7.1  Until Closing, Seller or Seller's agents shall:

               7.1.1 INSURANCE. maintain the types and amounts of insurance that are in force on the date of execution hereof; and

               7.1.2 OPERATION. operate and maintain the Property substantially in accordance with Seller's past practices with respect to the operation of the Property, and deliver the Property to Buyer at Closing in its present condition, normal wear and tear excepted, subject to Section 13 hereof.

          7.2 NEW CONTRACTS. Between the Approval Date and the Date of Closing, Seller will enter into only those Contracts which Seller believes are necessary to carry out its obligations under Section 7.1.2 and which shall be cancelable on not more than thirty (30) days' written notice. If Seller enters into any such Contract, it shall promptly provide written notice thereof to Buyer and unless Buyer, within seven (7) days thereafter, notifies Seller in writing of Buyer's intention to assume such Contract, it shall be treated as a non-assumed Contract under Section 5.5 hereof.

          7.3 NEW LEASES. Between the Approval Date and the Date of Closing, Seller will not execute any new Leases or materially amend, terminate (except upon a default by the tenant thereunder), or accept the surrender of any existing tenancies or approve any subleases without the prior consent of Buyer, which consent shall not be unreasonably withheld (having in mind commercially reasonable matters such as the amount of rent, the term, and the use under the proposed lease, and the proposed tenant's creditworthiness); provided however that Seller is authorized to accept the termination of Leases at the end of their existing terms and to expand, extend, or renew any Leases pursuant to expansion, extension, or renewal options contained therein. With respect to all Leases identified on EXHIBIT 1.1.6 hereto, which contain an expansion, extension or renewal option and all new Leases executed after the Approval Date which Buyer has approved (or should have approved in its reasonable discretion) pursuant to this Section 7.3, which Leases require the construction of tenant improvements and/or the payment of leasing or brokerage commission(s) by landlord, including without limitation brokerage commissions upon the exercise by the tenant thereunder of an expansion, extension, or renewal option contained in such tenant's lease, Buyer shall: (a) pay, and/or reimburse Seller at Closing for the paid portion of, the cost of such improvements and such leasing or brokerage commission(s) and any other costs associated with such Lease; and (b) assume all of Seller's obligations as landlord thereunder with respect to the payment of tenant improvements and brokerage commissions after Closing. Failure of Buyer to consent, or to expressly withhold its consent in writing stating with specificity the reasonable basis of its objection, within forty-eight (48) hours after written request by Seller for such consent, to any Lease submitted by Seller to Buyer after the Approval Date, or the unreasonable refusal by Buyer to grant its consent to any Lease or lease amendment submitted by Seller to Buyer after the Approval Date, shall be deemed to constitute consent.

     8.   Representatives and Warranties.
          ------------------------------

          8.1  Seller represents and warrants to Buyer as follows:

               8.1.1 Seller is a limited partnership, duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts.

               8.1.2 Subject to Section 9.2 hereof, Seller has all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Seller and constitute Seller's legal, valid, and binding obligation enforceable against Seller in accordance with its terms. The consummation by Seller of the sale of the Property is not in violation of or in conflict with, nor does it constitute a default under any term or provision of, the organizational documents of Seller, or any of the terms of any agreement or instrument to which Seller is a party, or by which Seller is bound, or any provision of any applicable law, ordinance, rule, or regulation of any governmental authority or any provision of any applicable order, judgment, or decree of any court, arbitrator, or governmental authority.

               8.1.3 Except as listed on EXHIBIT 8.1.3 hereto, to the best of Seller's knowledge, Seller has not received, with respect to the Property, any notices from (i) any governmental agency of any violations of building codes and/or zoning ordinances or other governmental laws, regulations, or orders,
(ii) any governmental agency of any pending or threatened condemnation proceedings, or (iii) any party of pending or threatened litigation affecting the Property in any way.

               8.1.4 To the best of Seller's knowledge, the list attached hereto as EXHIBIT 1.1.6 is a true and complete list of all tenants and their security deposits at the Property, the leases to be provided by Seller to Buyer before the Approval Date are true and complete copies of all existing leases for space at the Property, and, except as set forth on EXHIBIT 7.3 hereto, Seller has paid all leasing commissions and tenant improvement costs incurred by Seller as owner of the Property.

               8.1.5 To the best of Seller's knowledge, the list attached hereto as EXHIBIT 1.1.7 is a true and complete list of all Contracts affecting the Property, and the contracts to be provided by Seller to Buyer before the Approval Date are true and complete copies of all existing Contracts for the Property.

               8.1.6 To the best of Seller's knowledge, Seller has received no notice of the presence of any hazardous substances, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 USC ss.9601(14), pollutants or contaminants, as defined in CERCLA, 42 USC ss.9601(33), or hazardous waste, as defined by the Resource Conservation and Recovery Act ("RCRA"), 42 USC ss.6903(5), or other similar applicable federal or state laws and regulations, including, but not limited to, asbestos and PCB's, at the Property, except as set forth in the report prepared by Thomas-Hartig & Associates, Inc. and dated December 22, 1987, and except for minor amount of substances customarily used in the maintenance of properties similar to the Property and maintained in accordance with applicable laws.

          8.2  Buyer represents and warrants to Seller as follows:

               8.2.1 Buyer is a general partnership validly existing, and in good standing under the laws of California and the state in which the Property is located.

               8.2.2 Buyer has all requisite power and authority to execute and deliver this Agreement and to carry out its obligations hereunder and the transactions contemplated hereby. This Agreement has been, and the documents contemplated hereby will be, duly executed and delivered by Buyer and constitute its legal, valid, and binding obligation enforceable against it in accordance with its terms, and the consummation and performance by Buyer of the transactions contemplated herein will not result in a violation of or be in conflict with or constitute a default under any term or provision of the organizational documents of Buyer, or any of the terms of provisions of any agreement or instrument to which it is a party, or by which it is bound, or of any term of any applicable law, ordinance, rule or regulation of any governmental authority or of any term of any applicable order, judgment, or decree of any court, arbitrator, or governmental authority.

          8.3 The above-stated representations and warranties will survive the Closing for a period of nine (9) months, before the expiration of which the party claiming a breach must have filed an action in a court of competent jurisdiction, and any representation and warranty not specified in such action shall expire. Any such claim shall be limited to actual damages (specifically including reasonable attorneys' fees and expenses and court costs) suffered by the claiming party (specifically excluding consequential, punitive, or other damages), and in no event shall the aggregate of such damages exceed $50,000.00. Buyer acknowledges that Seller has maintained no employees at the Property and that the Property has during Seller's ownership thereof always been managed by a third-party manager, and that Seller has relied upon such manager for knowledge and notice. The words "to the best of Seller's knowledge" in Section 8.1 mean to the actual knowledge of Scott E. Morrow, Assistant Vice President, the employee of Seller who is most familiar with the Property and who has had the most contact with the management company.

     9.   Conditions Precedent.
          --------------------

          9.1 REPRESENTATIONS AND WARRANTIES. Each party's obligation to close hereunder shall be conditioned upon the truth in all material respects as of the Date of Closing of the other party's representations and warranties set forth in
Section 8 hereof. If on the Date of Closing a representation and warranty is not true, and such representation and warranty either was not true on the date of this Agreement, or was true on the Date of this Agreement but has become untrue as a result of a breach of this Agreement by the party making the representation hereunder, the other party may either seek its remedy pursuant to Section 18 hereof, waive this condition and proceed to Closing, or terminate this Agreement by notice to the representing party. If on the Date of Closing a representation and warranty is not true, and such representation and warranty was true on the date of this Agreement and has become untrue not as a result of a breach of this Agreement by the representing party, the other party may either waive this condition and proceed to Closing or terminate this Agreement by notice to the representing party. Upon the representing party's receipt of notice of termination pursuant to this Section 9.1, the Deposit shall be refunded and this Agreement shall terminate, and neither party shall be liable to the other for damages or otherwise except as otherwise expressly provided herein.

          9.2 SELLER'S APPROVALS. Seller's obligation to close hereunder shall be conditioned upon the approval of this transaction by Seller's internal committees. If on or before December 18, 1998 Seller has not notified Buyer that such approval has been granted, such approval shall be deemed not to have been granted, and the Deposit shall be refunded and this Agreement shall terminate, and neither party shall be liable to the other for damages or otherwise except as otherwise expressly provided herein. If Seller's internal committees does not approve of this transaction, Seller agrees to reimburse Buyer for the actual out-of-pocket costs incurred by Buyer on or before the Approval Date, provided Buyer submits to Seller paid invoices for actual cost incurred, up to a maximum sum of $20,000.00.

          9.3 TENANT ESTOPPEL LETTERS. Buyer's obligation to close hereunder shall be conditioned upon Buyer's receipt and reasonable approval, no later than 5 o'clock P.M., Boston time, on January 22, 1999 of completed tenant estoppel letters, in the form attached hereto as EXHIBIT 9.3A, from tenants of at least seventy-five (75%) per cent of the rented space at the Property. The "Estoppel Deadline" and the "Additional Estoppel Deadline" shall be the later of January 22, 1998 and January 29, 1999, respectively, or three (3) business days after Buyer's receipt of the Tenant Estoppel Letters or the Tenant Update Estoppel Certificate. On or about December 28, 1998, Seller shall direct its management company to send tenant estoppel letters to all tenants at the Property. The Estoppel Deadline shall be automatically extended to January 29, 1999 in the event that Seller is unable to deliver seventy-five (75%) per cent of the tenant estoppel letters for rented space at the Property by the Estoppel Deadline (the "Additional Estoppel Deadline"). In addition, Seller shall be permitted to deliver to Buyer a Seller's estoppel certificate, substantially in the form of
EXHIBIT 9.3B, for tenants of at least ten (10%) per cent of the rented space at the Property such that Buyer will have completed tenant estoppel letters from tenants of at least eighty-five (85%) per cent of the rented space at the Property. In the event that the Tenant Estoppel Letters are unacceptable to Buyer's lender, Seller will use reasonable efforts to obtain supplements to the Tenant Estoppel Letters received from tenants who have executed the attached Tenant Estoppel Letter. In addition, upon Buyer's reasonable request Seller shall deliver Tenant Update Estoppel Certificate in the form of EXHIBIT 9.3C attached hereto, to the tenants whose Tenant Estoppel Letters are outdated as reasonably determined by Buyer or Buyer's lender. Buyer's reasonable approval shall be such that Buyer will approve all Tenant Estoppel Letters which do not materially amend or modify Exhibit 9.3A, for instance, in cases where the tenant revisions or modifications are cosmetic rather than substantive, Buyer agrees to accept such Tenant Estoppel Letters, notwithstanding tenant revisions or modifications to same. Buyer at its option may object and shall have the right to approve material tenant revisions or modifications, such as changes or/and disputes which affect the financial and economic viability of the Property. Buyer shall have three (3) business days after receipt of the Tenant Estoppel Letters to approve same. If Buyer does not disapprove the Tenant Estoppel Letters or the Tenant Update Estoppel Certificate within three (3) business days after receipt, then Buyer shall be deemed to have approved same upon the expiration of said three (3) business days.

     10.  Adjustments and Prorations.
          --------------------------

          10.1 All taxes, including, without limitation, real estate taxes and personal property taxes, collected rents, charges for utilities, including water, sewer, and fuel oil, and for utility services, maintenance services, maintenance and service contracts, all operating costs and expenses, and all other income, costs, and charges of every kind which in any manner relate to the operation of the Property (but not including insurance premiums) shall be prorated to the Date of Closing, except that if Seller does not receive the Purchase Price (by receipt of wired funds or by receipt in hand of an official bank cashier's check) by noon, E.S.T., on the Date of Closing, all prorations shall be made as of the following business day. If the amount of said taxes, assessments, or rents is not known on the Date of Closing, they shall be apportioned on the basis of the amounts for the preceding year, with a reapportionment as soon as the new amounts can be ascertained. If such taxes and assessments shall thereafter be reduced by abatement, the amount of such abatement, less the reasonable cost of obtaining the same, shall be apportioned between the parties, provided that neither party shall be obligated to institute or prosecute proceedings for an abatement unless otherwise agreed. Buyer shall be responsible for the payment of any assessments or notice of assessments made after the date of execution hereof for any public improvement, provided Buyer takes title hereunder. With respect to security deposits, if any, made by tenants at the Property and actually received in hand by Seller, Buyer shall receive credit therefor. Any deposits on utilities paid by Seller shall be returned to Seller. The foregoing provisions of this Section 10.1 shall not apply to any taxes, assessments, or other payments which are directly payable by tenants under their leases or reimbursable by such tenants to the owner of the Property, as landlord, under their leases. All adjustments and prorations shall be approved by Buyer and Seller one (1) business day prior to Closing. On the Date of Closing, Seller shall deliver to Buyer all inventories of supplies on hand at the Property owned by Seller, if any, at no additional cost to Buyer.

          10.2 POST-CLOSING COLLECTIONS. Buyer shall use its best efforts during the twelve (12) month period immediately following the Closing to collect and promptly remit to Seller rents or other amounts due Seller for the period prior to Closing; provided that Buyer shall not be obligated to commence any litigation to recover any rent arrearages. Seller shall also be permitted to pursue collection of any rent arrearages applicable to the period prior to Closing, provided that Buyer shall not incur any cost, expense or liability in connection therewith, and provided further that Seller shall not commence any legal or equitable proceedings in the nature of an unlawful detainer, eviction or other proceeding which would have the effect of interfering with any tenant's quiet enjoyment of its leased premises or result in a lien or encumbrance on such leased premises. Buyer shall apply all rents or other amounts received by Buyer, first for the account of Buyer for amounts currently due to Buyer; second to Seller for any and all amounts due Seller for periods prior to Closing; and the balance to be retained by Buyer.

     11.  Closing Documents.
          -----------------

          11.1 SELLER'S DELIVERIES. Conditioned upon performance by Buyer hereunder, Seller shall execute and deliver to Buyer at Closing the following documents ("Seller's Closing Documents"):

               11.1.1 DEED. a special warranty deed in the form attached hereto as EXHIBIT 11.1.1, conveying marketable title to the Land and the Improvements subject to the Permitted Exceptions;

               11.1.2 BILL OF SALE. a bill of sale in the form attached hereto as EXHIBIT 11.1.2, assigning and transferring to Buyer all of the right, title, and interest of Seller in and to the Personal Property;

               11.1.3 ASSIGNMENT OF LEASES. (i) the original Leases held at the Property or in Seller's possession which are still in effect as of Closing and any new Leases entered into pursuant to Section 7.3; (ii) a current listing of any tenant security deposits and prepaid rents held by Seller with respect to the Property; and (iii) an assignment of such Leases and security deposits in the form attached hereto as EXHIBIT 11.1.3, which will include an indemnification by Seller of Buyer for all landlord obligations accruing prior to the Date of Closing;

               11.1.4 ASSIGNMENT OF CONTRACTS. (i) copies of and all original Contracts held at the Property or in Seller's possession relating to the Property which Buyer has elected to assume or which are not terminable by Seller on or before the Date of Closing; and (ii) an assignment of such Contracts, which will include an indemnification by Seller of Buyer for all owner obligations accruing prior to the Date of Closing;

               11.1.5 NON-FOREIGN CERTIFICATE. a certification in the form attached hereto as EXHIBIT 11.1.5 that Seller is not a non-resident alien (a foreign corporation, partnership, trust, or estate as defined in the Internal Revenue Code and Treasury Regulations promulgated thereunder);

               11.1.6 ASSIGNMENT OF WARRANTIES AND GUARANTIES. an assignment in the form attached hereto as EXHIBIT 11.1.3 of all transferable warranties and guaranties then in effect, if any, with respect to the Improvements or any repairs or renovations to such Improvements and the Personal Property being conveyed hereunder;

               11.1.7 BOOKS AND RECORDS. all original books and records held at the Property by or for the account of Seller (other than any privileged, proprietary or confidential records), including without limitation plans and specifications and lease applications, as available; and

               11.1.8 OWNER'S AFFIDAVIT. an owner's affidavit and such other similar documents as are reasonably required from Seller pursuant to the Title Commitment as a condition precedent to the issuance of an owner's title insurance policy pursuant to the terms thereof.

               11.1.9 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Seller shall execute and deliver a reaffirmation of the representations and warranties made herein as of the Date of Closing in the form attached hereto as EXHIBIT 11.1.9.

               11.1.10 TENANT NOTICES. Notices to the tenants under all Leases as of the occurrence of the sale of the Property in the form attached hereto as
EXHIBIT 11.1.10.

               11.1.11 KEYS. All keys, codes, combinations for locks or safes relating to the Property to the extent such items are in the Seller or the third party manager's possession and control.

          11.2 BUYER'S DELIVERIES. Conditioned upon performance by Seller hereunder, Buyer shall execute and deliver to Seller at Closing the following documents ("Buyer's Closing Documents"):

               11.2.1 ASSUMPTION OF LEASES. an assumption of the Leases and security deposits, which will include an indemnification by Buyer of Seller for all landlord obligations accruing on or after the Date of Closing; and

               11.2.2 ASSUMPTION OF SERVICE CONTRACTS. an assumption of the Contracts which Buyer has elected to assume, which will include an indemnification by Buyer of Seller for all owner obligations accruing on or after the Date of Closing.

               11.2.3 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Buyer shall execute and deliver a reaffirmation of the representations and warranties made herein as of the Date of Closing in the form attached hereto as EXHIBIT 11.1.9.

          11.3 OTHER CLOSING DOCUMENTS. Each party shall deliver to the other party or the Title Company such duly executed and acknowledged or verified certificates, affidavits, and other usual closing documents respecting the power and authority to perform the obligations hereunder and as to the due authorization thereof by the appropriate corporate, partnership, or other representatives acting for it, as counsel for the other party or the Title Company may reasonably request.

          11.4 CLOSING DOCUMENTS. Seller's Closing Documents, Buyer's Closing Documents and the documents to be delivered pursuant to Section 11.3 hereof shall hereinafter be referred to as the "Closing Documents".

     12. COSTS. Buyer shall pay all settlement expenses, except as set forth in the following sentence, in connection with the transfer of the Property, including, but not limited to, personal property sales taxes, if any, recording fees, Buyer's attorneys' fees, the costs of obtaining a commitment from a title insurance company, one-half (1/2) of the escrow fees, and all other costs and expenses incidental to or in connection with closing this transaction. Seller shall pay only the attorneys' fees, if any, incurred by Seller in connection with this transaction, real estate transfer taxes, the premium for Buyer's basic title insurance policy and the cost of the comprehensive endorsement to remove any encroachments, the cost of the Survey, one-half (1/2) of the escrow fees, and the Broker's commission, but only if, as, and when the transaction contemplated hereby is fully consummated and the deed is recorded and the full consideration therefor has been received by Seller.

     13. CASUALTY OR CONDEMNATION. In the event that prior to the Date of Closing either the Improvements are damaged or destroyed, in whole or in part, by fire or other cause, or any portion of the Land or the Improvements becomes the subject of a condemnation proceeding by a public or quasi-public authority having the power of eminent domain, then either (a) the parties shall proceed with the transaction contemplated herein, in which event Buyer shall be entitled to receive any insurance proceeds or condemnation awards, or (b) in the event such damage, destruction, or condemnation involves, in the reasonable estimation of Seller, a loss in an amount in excess of ten per cent (10%) of the Purchase Price, or loss of all or a material portion of access to the Property, either party, at its option, may terminate this Agreement by notice to the other within ten (10) days of Buyer's receipt of Seller's notice of such damage or proceeding, in which case the Deposit shall be refunded, and thereafter neither party shall have any further obligation or liability to the other by virtue of this Agreement, except as otherwise expressly provided herein.

     14. INSURANCE. Seller shall not be obligated to assign to Buyer any fire, hazard, or liability insurance policies which it holds respecting the Property, and Seller shall have the right to any and all refunds or rebates resulting from the termination of such policies. Notwithstanding the foregoing, in the event that Buyer and Seller elects to proceed to Closing after any casualty as provided in Section 13, above which is covered by insurance, whether by fire, hazard, or other liability insurance policies, Buyer shall receive a credit against the Purchase Price in the amount of Seller's deductible.

     15. BROKER'S COMMISSION. Buyer and Seller each hereby warrants and represents to the other that it has dealt with no broker or finder in connection with this transaction except Insignia/ESG (the "Broker"), and that it is not affiliated with the Broker in any way. Buyer and Seller each hereby agrees to indemnify and hold the other harmless from and against any and all claims for brokerage or finder's fees or other similar commissions or compensation made by any and all other brokers or finders claiming to have dealt with the indemnifying party in connection with this Agreement or the consummation of the transaction contemplated hereby. The obligations in this Section shall survive the Closing or the termination of this Agreement for any reason, including without limitation pursuant to Section 5.3.2, 9.1, or 13 hereof.

     16. SELLER'S PERFORMANCE. The acceptance of Seller's Closing Documents by Buyer shall be deemed to be a full performance and discharge of every agreement and obligation of Seller herein contained and expressed, except such as are, by the terms hereof, to be performed after the delivery of said instruments.

     17. RECORDING PROHIBITED. This Agreement shall not be recorded in any Registry of Deeds or other office or place of public record. If Buyer shall record this Agreement or cause or permit the same to be recorded, Seller may, at its option, elect to treat such act as a default by Buyer under this Agreement.

     18.  Remedies.
          --------

          18.1 If Seller defaults under this Agreement, Buyer's sole remedy, at law or in equity, shall be one of either (a) the return of the Deposit to Buyer plus an additional sum of $100,000, which amount Buyer and Seller agrees will fully compensate Buyer for the time and money expended by Buyer in connection with Buyer's review and approval to purchase the Property, whereupon the obligations of Seller under this Agreement shall terminate; or (b) the right to obtain specific performance of Seller's obligation to convey the Property pursuant to this Agreement, provided that in no event shall Seller be obliged to undertake any of the following: (i) change the condition of the Property or restore the same after any fire or casualty; (ii) expend money or post a bond to remove or insure over a title defect or encumbrance or to correct any matter shown on a survey of the Property; (iii) secure any permit, approval, or consent with respect to the Property or Seller's conveyance, or (iv) cure defects objected to by Buyer pursuant to Section 5.3.1 hereof. In no event shall any officer, director, employee, agent, or representative of Seller have any personal liability in connection with this Agreement or transaction.

          18.2 If Buyer defaults under this Agreement, the sole remedy of Seller shall be to retain the Deposit, which sum the parties fix and settle as liquidated damages for such default of Buyer.

          18.3 Nothing in this Section 18 shall limit the express provisions of this Agreement obligating one party hereto to indemnify the other or to restore the Property, including without limitation Sections 6.2 and 24 hereof.

          18.4 In any action to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award of its attorneys' fees and costs.

     19. ASSIGNMENT. This Agreement may not be assigned by Buyer without the express written consent of Seller, which consent Seller may in its sole discretion withhold, except that Buyer may, without Seller's consent, assign this Agreement to a limited partnership of which Buyer (or a principal of Buyer) or any parent or any wholly owned subsidiary of Buyer is the sole general partner, or to a limited liability company of which Buyer (or a principal of Buyer) or any parent or any wholly owned subsidiary of Buyer is the sole manager. No such assignment shall operate to relieve Buyer from any obligation hereunder.

     20. WAIVER. No waiver of any breach of any agreement or provision contained herein shall be deemed a waiver of any preceding or succeeding breach of any other agreement or provision herein contained. No extension of time for the performance of any obligation or act shall be deemed an extension of time for the performance of any other obligation or act.

     21.  TIME. It is agreed that time is of the essence of this Agreement.

     22. GOVERNING LAW. This Agreement shall be construed under the laws of the state in which the Property is located.

     23. NOTICES. All notices required or permitted to be given hereunder shall be in writing and sent by overnight delivery service (such as Federal Express), in which case notice shall be deemed given on the day after the date sent, or by personal delivery, in which case notice shall be deemed given on the date received, or by certified mail, in which case notice shall be deemed given three
(3) days after the date sent, or by fax (with copy by overnight delivery service), in which case notice shall be deemed given on the date sent, to the appropriate address indicated below or at such other place or places as either Buyer or Seller may, from time to time, respectively, designate in a written notice given to the other in the manner described above.

          To Seller:         c/o The Real Estate Investment Group
                             John Hancock Place
                             200 Clarendon Street
                             Boston, MA  02117
                             Re:  File No. LP-80406
                             Attention:  Sadie R. Gordon, Esq.
                             Fax No.:  (617) 572-3860 or 3866
                             Telephone No.:  (617) 572-4261

          With Copy To:      John Hancock Realty Income Fund Limited Partnership
                             Law Department (T-50)
                             John Hancock Place
                             200 Clarendon Street
                             Boston, MA 02117
                             Re:  File No. LP-80406
                             Attention:  Mr. Scott E. Morrow
                             Fax No.:  (617) 572-9268 or 9269
                             Telephone No.:  (617) 572-3835

          To Buyer:          MG Development Company
                             21700 Oxnard Street
                             Suite 1760
                             Woodland Hills, CA 91367
                             Attention:  Mr. Richard Goldstein
                             Fax No.: (818) 710-3639
                             Telephone No.:  (818) 710-3636

          With Copy To:      Bruce A. Hatkoff, Esq.
                             Bruce A. Hatkoff, a Law corporation
                             16633 Ventura Blvd.
                             Suite 940
                             Encino, CA 91436
                             Fax No.: (818) 990-2463
                             Telephone No.:  (818) 990-5180

     24. CONFIDENTIALITY. Buyer shall not disclose the financial and economic terms and conditions of the transaction contemplated herein except as may be necessary in the ordinary course of its business. All press releases or other dissemination of information to the media, or responses to requests from the media, for information relating to the transaction contemplated herein shall be subject to the prior written approval of Seller; provided that, following the Closing, Seller's approval shall not be unreasonably withheld or delayed. The obligations in this Section 24 shall survive the Closing or termination of this Agreement for any reason.

     25. ENTIRE AGREEMENT. This instrument, executed in duplicate, sets forth the entire agreement between the parties and may not be canceled, modified, or amended except by a written instrument executed by both Seller and Buyer.

     26. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.

                                   SELLER:

                                   JOHN HANCOCK REALTY INCOME FUND
                                   LIMITED PARTNERSHIP

                                   By: John Hancock Realty Equities, Inc.


                                        By:
                                           -------------------------------
                                           Name: Scott E. Morrow
                                           Title: Assistant Vice President

                                   BUYER:

                                   MG DEVELOPMENT COMPANY


                                   By:
                                      -------------------------------
                                      Name: Richard Goldstein
                                      Title: Partner

EXHIBITS:
---------
1.1.1  -  Legal Description
1.1.6  -  Schedule of Leases
1.1.7  -  Schedule of Contracts
7.3    -  Tenant Improvements and Leasing Commissions
8.1.3  -  Notices
9.3A   -  Tenant Estoppel Letter
9.3B   -  Seller's Estoppel Certificate
9.3C   -  Tenant Update Estoppel Certificate
11.1.1 -  Special Warranty Deed
11.1.2 -  Bill of Sale
11.1.3 - Assignment and Assumption of Space Leases, Service Contracts and Warranties
11.1.5 -  Non-Foreign Certificate
11.1.9 -  Reaffirmation of Representations and Warranties
11.1.10   Tenant Notice Letter

                                  EXHIBIT 1.1.1
                                  -------------

                                Legal Description
                                -----------------


Lots 1 and 4, WARNER PLAZA, subdivision recorded in Book 275 of Maps, page 25, records of Maricopa County, Arizona.

                                  EXHIBIT 1.1.6
                                  -------------

                               Schedule of Leases
                               ------------------


o ALTERNATIVE IN HAIR - Lease dated March 27, 1995 with Guy Saggione, an individual, dba Alternative in Hair, as amended. - Security deposit:
     $889.00.

o ATHLETIC X-PRESS - Lease dated July 23, 1984 with Kinney Shoe Corporation, a New York corporation, dba Athletic Shoe Factory, as amended. - Security deposit: $0.00.
o
o
o CRAFTMART - Lease dated April 21, 1981 with Thrift Builders Supply, Inc. an Arizona corporation dba Angels Home Improvement Centers, a subsidiary of Handy Dan Home Improvement Centers, Inc., as amended. - Security deposit: $0.00. o

o DANSEHOUSE - Lease dated August 14, 1998 with Bonders and Mauro Corporation, an Arizona corporation, dba The DanseHouse. - Security deposit: $3,742.87.

o JOZIE'S CLEANERS - Lease dated January 1, 1988 with G & P Associates, Inc., an Arizona corporation, dba Jozie's Cleaners, as amended. - Security deposit: $881.25.
o
o
o MAIL BOXES ETC. - Lease dated April 28, 1998 with Michael Bailey, an individual dba Mail Boxes Etc. - Security Deposit: $1,102.50. o

o MANN, JOHN D., DDS - Lease dated January 8, 1982 with John Mann, D.D.S., as amended. Security deposit: $0.00.
o
o MILLER'S OUTPOST - Lease (undated) Hub Distributing, Inc., a Delaware corporation dba Miller's Outpost for Levi's, as amended. - Security deposit: $0.00.
o

o ONCE UPON A CHILD - Lease dated February 2, 1994 with Playrite, L.L.C. dba Once Upon A Child, as amended. - Security deposit: $2,092.50.

o R.J. DAVID PHOTOGRAPHY - Lease dated January 1, 1988 with R.J. David Photography, Inc., an Arizona corporation, as amended. - Security deposit:
     $0.00.
o

o RYOBI AMERICA CORPORATION - Lease dated April 3, 1995 with Ryobi America Corporation, as amended. - Security deposit: $2,481.10.

o HITTS SPORTS BAR AND GRILL - Lease dated June 26, 1998 with Third Hitts, Inc., an Arizona corporation dba Hitts Sports Bar and Grill, as amended. - Security deposit: $7,431.24. o

o WALGREENS - Lease dated September 14, 1984 with Walgreen Arizona Drug Co., an Arizona corporation, dba Walgreens. - Security deposit: $0.00.

o WATER MART - Lease dated September 21, 1990 with Harry and Julia McKee dba Water Mart, as amended. - Security deposit: $0.00.

                                   EXHIBIT C
                                   ---------

                             Schedule of Contracts
                             ---------------------


====================================================================================================================================
COPY OF
SERVICE                                                                                   SERVICES         CURRENT         30 DAY
CONTRACT          VENDOR               ADDRESS               PHONE NO.     ACCOUNT NO.    RENDERED         BILLING      CANCELLATION
====================================================================================================================================
   X      Amtech Light Services  2390 E. Orangewood Ave., (602) 275-7359   27-923260     Parking lot     $92.00/month       Yes
                                 #100                                                    lighting
                                 Anaheim, CA 92806                                       contract        plus cost of
                                                                                                         replacements
------------------------------------------------------------------------------------------------------------------------------------
   X      Area Wide Sweeping     PO Box 133               (602) 230-4244                 Parking lot     $625.00/month      Yes
          & Maintenance Inc.     Chandler, AZ  85244                                     sweeping
------------------------------------------------------------------------------------------------------------------------------------
   X      Bio-Chem Services      3220 E. Jefferson        (602) 275-4888                 Pest control    $60.00/month       Yes
                                 Phoenix, AZ  85034
------------------------------------------------------------------------------------------------------------------------------------
   X      CAM Services, Inc.     5908 E. Red Bird Rd.     (602) 473-3456                 General         $788.00/month      Yes
                                 Cave Creek, AZ 85331                                    maintenance
------------------------------------------------------------------------------------------------------------------------------------
   X      Environmental Care,    24121 Ventura Blvd.      (602) 963-1829                 HVAC            $147.00/month      Yes
          Inc. (ECI)             Calabases, CA  91302                         403
------------------------------------------------------------------------------------------------------------------------------------
   X      PB Landscaping         4405 W. Rovey            (602) 934-5345                 Landscaping     $1,875.00/month    Yes
          Service                Glendale, AZ  85301
------------------------------------------------------------------------------------------------------------------------------------
   X      R & R Monitoring       PO Box 9187              (602) 789-6286                 Fire sprinkler  $126.00/quarter    Yes
                                 Phoenix, AZ  85068                                      monitoring
------------------------------------------------------------------------------------------------------------------------------------
   X      Roadrunner             PO Box 9187              (602) 789-6286                 Flow Test       $450.00/semi       Yes
                                 Phoenix, AZ  85068                                      annual
------------------------------------------------------------------------------------------------------------------------------------
   X      Truly Nolen of         Commercial Division      (602) 649-1724   8335-265      Pigeon control  $79.00/month       Yes
          America, Inc.          2810 S. 24th St. #105
                                 Phoenix, AZ  85034
------------------------------------------------------------------------------------------------------------------------------------
   X      Waste Management       3000 S. 19th Avenue      (602) 257-1313   571-28195     Trash removal   $973.95/month      Yes
          of Phoenix             Phoenix, AZ  85009
====================================================================================================================================

                                   EXHIBIT 7.3

                   TENANT IMPROVEMENTS AND LEASING COMMISSIONS

                                     -None-

                                  EXHIBIT 8.1.3
                                  -------------

                                     NOTICES

                                     -None-

                                  EXHIBIT 9.3A

                             TENANT ESTOPPEL LETTER
                             ----------------------


TO:
     ----------------------------

     ----------------------------

     ----------------------------


RE:
     ----------------------------

     --------------------,-------

     Tenant:
            ----------------------------------------
     Leased Premises:
                     -------------------------------

Gentlemen:

The undersigned is the Tenant under a Lease dated ____________, 19__ ("Lease") between ____________________ as Lessor ("Landlord") and the undersigned as Tenant ("Tenant"), for Tenant's leased space ("the Leased Premises") containing approximately ______ net rentable square feet in the property located at __________________________, ________________________, ____________________, (the
"Property"). Tenant understands that you have entered into a Purchase and Sale Agreement to purchase the Property and that you will be obtaining financing from a lender ("Lender") and as a condition of your obligation to purchase the Property and Lender's obligation to make a loan, you have asked Tenant to furnish, and Tenant, in accordance with the requirements of the Lease, is willing to furnish the following information to you as purchaser of the Property as successor landlord to Landlord under the Lease, and to Lender, as follows:
__________________________________________________

________________________________________________________________________________

________________________________________________________________________________

1. The Lease attached hereto as EXHIBIT A is a true, correct, and complete copy of the Lease, with all amendments thereto. The Lease is in full force and effect; any applicable free rent period has expired; all rental payments under the Lease have been paid through __________________, 19__; and no advance rentals (other than the security deposit referred to in paragraph 9 hereof) have been paid by Tenant other than as follows:________

     ___________________________________________________________________________

     ___________________________________________________________________________

2. Tenant is paying the following amount as monthly basic rent under the Lease:_____________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

3.   In addition to the basic rental payments payable under the Lease, Tenant is obligated to pay to Landlord the following amounts of additional rent:
     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

4. Tenant has no claims against Landlord, nor has Tenant made any claims against Landlord within the previous 12 months, and, to the best of Tenant's knowledge, Landlord is not in default under the Lease.

5. Tenant took possession of the Leased Premises as of ___________________, 19__, and is currently operating its business therein, Landlord has fulfilled all of Landlord's obligations under the Lease in connection with any improvements required by the terms of the Lease to be made by Landlord or construction of repairs to, or remodeling of, the Leased Premises, and Tenant to the best of its knowledge is not aware of the violation of any rule or law regarding the use of Hazardous Materials in or about, or on the Leased Premises, except as described below: (If none exist indicate
     NONE)______________________________________________________________________

     ___________________________________________________________________________

6. The term of the Lease commenced on ___________________, 19__, and terminates on _________________, 19__, subject to the following options or rights to renew:___________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

7. Tenant, as of this date, has no charge, lien, or claim of offset under the Lease, or otherwise, against rents or other charges due or to become due thereunder, and Tenant has no unsatisfied claims against Landlord.

8. Tenant has no option, right of first refusal, right of first offer, or other right to purchase all or any portion of the Leased Premises or all or any portion of the Property, except as follows:_________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

9.   There have been no amendments to the Lease except as attached hereto.

10. Tenant has delivered to Landlord a cash security deposit of $_____________, which has not been returned to Tenant or any other party for the benefit of Tenant.

11. All references herein to Landlord shall apply to Landlord's predecessors, successors, and assigns. Tenant understands that you and Lender are relying on Tenant's representations in this letter in order to purchase the Property, and Tenant further understands that Lender, as the holder of any mortgage encumbering the Property at any time after the date hereof will rely on Tenant's representations herein in order to make a mortgage loan in connection with the purchase of the Property, and that Tenant shall be estopped to deny the representations of Tenant contained in this letter.

Dated:                                            Very truly yours,
      --------------------------

                                                  Its
                                                     ---------------------------

                                  EXHIBIT 9.3B

                          SELLER'S ESTOPPEL CERTIFICATE
                          -----------------------------


     In connection with that certain Purchase and Sale Agreement dated December _____, 1998, by and between John Hancock Realty Income Fund Limited Partnership, as Seller, and MG Development Company, as Buyer ("the Agreement"), the undersigned Seller hereby certifies to Buyer as follows:

     1. Attached hereto are certain tenant estoppel letters (each a "Letter") that have not been signed and returned by the tenant named therein (each a "Tenant") as of the date hereof. The undersigned Seller certifies that the information set forth in paragraphs 1, 2, 3, 5, 6, 8, 9 and 10 of each Letter is true and correct in all material respects, and that the information set forth in paragraphs 4 and 7 of each Letter is, to the best of Seller's knowledge, true and correct in all material respects.

     2. The statements by Seller in this Certificate shall be subject to the limitations set forth in Section 8.3 of the Agreement. If, after the date hereof, Seller receives completed Letters from any Tenants, it may deliver those to Buyer, and Buyer shall return to Seller the Letter attached hereto either from the same Tenants or, if a Letter from the same Tenant is not attached hereto, from tenants of, in each case, the largest amount of space which is less than or equal to the amount of space rented by the Tenant whose Letter is being delivered to Buyer, and upon such return to Seller, this Certificate shall not apply to any such Tenant.

                                             SELLER:

                                             JOHN HANCOCK REALTY INCOME FUND
                                             LIMITED PARTNERSHIP


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                  EXHIBIT 9.3C

                       TENANT UPDATE ESTOPPEL CERTIFICATE


     Reference is herein made to that certain Tenant Estoppel Letter dated _____________, 199__ executed and delivered by the undersigned to Landlord relating to the undersigned's space at the Property, a copy of which is attached hereto as EXHIBIT A (the "Original Certificate"). Terms not defined herein have the meanings defined in the Original Certificate.

     Tenant hereby agrees and certifies to Landlord, to any purchaser of the Property as successor landlord to Landlord under the Lease, and to any of such Purchaser's lenders, as follows:

     The agreements and certifications made by Tenant in the Original Certificate are true and correct as of the date hereof and are repeated as though made on and as of the date hereof, except as follows:
                                                            --------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[If left blank, there are no exceptions]
                                        ----------------------------------

     Executed and effective this     day of                , 199   .
                                -----      ----------------     ---

                                        Tenant:
                                               ---------------------------------


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                 EXHIBIT 11.1.1

                              SPECIAL WARRANTY DEED


     This indenture, made by JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP, a Massachusetts limited partnership having its principal address c/o The Real Estate Investment Group, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, ("Grantor"), hereby conveys to ___________________, having its principal address at _____________________, ("Grantee"), for the sum of ____________________ ($_________________), the land and buildings known as
__________________, located at ___________________, and described on EXHIBIT A hereto (the "Property"). Together with all and singular the hereditaments and appurtenances thereunto belonging, or in any wise appertaining; and the reversion or reversions, remainder or remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, claim, or demand whatsoever, of Grantor, either in law or in equity, of, in, and to the Property, with the said hereditaments and appurtenances.

     The Property is conveyed subject to the rights of all tenants or lessees or other persons in possession and subject to all matters set out on EXHIBIT B hereto, and Grantor will warrant and forever defend the title to the Property against the lawful claims and demands of persons claiming by, through, or under Grantor, except as aforesaid, but against none other. Grantor makes no other warranties or covenants.

     In Witness Whereof, Grantor has executed this special warranty deed as of the ___ day of __________, 199_.

                                             JOHN HANCOCK REALTY INCOME FUND
                                             LIMITED PARTNERSHIP


                                             By:
                                                --------------------------------
                                             Officer:
                                             Title:

COMMONWEALTH OF MASSACHUSETTS  )
                               ) ss.
COUNTY OF SUFFOLK              )

     On this _____ day of _________, 199_, before me, the undersigned, a Notary Public in and for the said Commonwealth, residing therein, duly commissioned and sworn, personally appeared ______________, to me personally known, who by me duly sworn, did say that he/she is a ______________ of John Hancock Realty Income Fund Limited Partnership, that the seal affixed to the foregoing instrument is the corporate seal of said John Hancock Realty Income Fund Limited Partnership, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and as the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in said County the day and year in this certificate first above written.


                                                  --------------------------
                                                  Notary Public
                                                  My commission expires:

EXHIBITS:
---------
A - Legal Description
B - Exceptions

                                 EXHIBIT 11.1.2
                                 --------------

                                  BILL OF SALE


     Know all men by these presents, that JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP ("Grantor"), a Massachusetts limited partnership having its principal address c/o The Real Estate Investment Group, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, for and in consideration of the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does bargain, sell, grant, transfer, assign, and convey to __________________ ("Grantee"), having its principal address at ____________________________________, all of its right, title, and interest, if any, in and to any and all tangible personal property owned by Grantor and now at, in or upon or used in connection with the property known as __________________ and located at __________________, (the "Property") and more particularly described on EXHIBIT A attached hereto. Said tangible personal property is being sold "as is" in place, and this assignment and transfer is made (i) without representations or warranties of any kind, express or implied, by Grantor, including, without limitation, as to the condition or performance thereof, or its merchantability or fitness for a particular purpose, and (ii) without recourse of any kind, or in any event, against Grantor, and (iii) subject to any and all personal property taxes, or assessments of like nature, due and payable from and after the date hereof.

     In Witness Whereof, Grantor has executed this bill of sale as of the ____ day of _____________, 199_.

                                             JOHN HANCOCK REALTY INCOME FUND
                                             LIMITED PARTNERSHIP


                                             By:
                                                --------------------------------
                                             Officer:
                                             Title:

EXHIBITS:
---------
A - Legal Description

                                 EXHIBIT 11.1.3

                   ASSIGNMENT AND ASSUMPTION OF SPACE LEASES,
                        SERVICE CONTRACTS AND WARRANTIES


     For and in consideration of the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP ("Assignor"), a Massachusetts limited partnership having its principal address c/o The Real Estate Investment Group, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, hereby transfers and assigns to ____________________ ("Assignee"), having its principal address at _______________________________ , all of its right, title, and interest in and to the following:

     (a) those certain leases, licenses, and other agreements (the "Space Leases") relating to the use and occupancy, present or future, of space at the property known as _____________________ and located at __________________________ (the "Property"), more particularly described on EXHIBIT A attached hereto, and in the security deposits made pursuant to some or all of the Space Leases, all as set forth in EXHIBIT B attached hereto (the "Security Deposits");

     (b) those certain service contracts (the "Service Contracts") relating to the Property, as set forth in EXHIBIT C attached hereto, and all permits and licenses relating to the Property; and

     (c) all transferable warranties and guaranties issued in connection with the Property which remain in effect as of the date hereof.

     This assignment is made without warranty of any kind, express or implied, by Assignor and without recourse of any kind against Assignor, except that Assignor agrees to indemnify and hold Assignee harmless from and against any claim, loss, or liability, including without limitation reasonable attorneys' fees, with respect to Assignor's obligations under the Space Leases and the Service Contracts arising prior to the date hereof.

     In consideration of the foregoing assignment, Assignee hereby accepts this assignment and hereby assumes and agrees to perform and comply with all the covenants, conditions, agreements, and obligations of Assignor under the Space Leases and the Service Contracts from and after the date hereof, including without limitation any obligations as to payment of rental or leasing commissions and tenant improvement costs or allowances hereafter arising.

     Assignee hereby acknowledges receipt of the Security Deposits and specifically assumes and agrees to pay the obligations and liabilities for all Security Deposits, and further agrees to indemnify and hold Assignor harmless from and against any claim, loss, or liability, including without limitation reasonable attorneys' fees, with respect to all Security Deposits. Assignee further agrees to indemnify and hold Assignor harmless from and against any claim, loss, or liability, including without limitation reasonable attorneys' fees, with respect to the Space Leases and the Service Contracts, with respect to all obligations arising thereunder from and after the date hereof.

     In Witness Whereof, the parties hereto have executed this agreement as of this _____ day of ___________, 199_.

                                             ASSIGNOR:

                                             JOHN HANCOCK REALTY INCOME FUND
                                             LIMITED PARTNERSHIP


                                             By:
                                                --------------------------------
                                             Officer:
                                             Title:


                                             ASSIGNEE:

                                             -----------------------------------
                                             MG DEVELOPMENT COMPANY


                                             By:
                                                --------------------------------
                                             Officer:
                                             Title:

EXHIBITS:
---------
A - Legal Description
B - List of Space Leases and Security Deposits
C - List of Service Contracts

                                 EXHIBIT 11.1.5
                                 --------------

                              NON-FOREIGN AFFIDAVIT

                                                            DATE


     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by John Hancock Realty Income Fund Limited Partnership, the undersigned hereby certifies the following on behalf of John Hancock Realty Income Fund Limited Partnership:

     1. John Hancock Realty Income Fund Limited Partnership is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. John Hancock Realty Income Fund Limited Partnership's U.S. employer identification number is ______________; and

     3. John Hancock Realty Income Fund Limited Partnership's office address is John Hancock Place, P. O. Box 111, 200 Clarendon Street, Boston, MA 02117.

     John Hancock Realty Income Fund Limited Partnership understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of John Hancock Realty Income Fund Limited Partnership.



                                                     ---------------------------
                                                     Officer:
                                                     Title:

                                 EXHIBIT 11.1.9
                                 --------------

                 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES

     The undersigned hereby certifies to Buyer/Seller, a _____________ corporation ("Seller/Buyer"), on and as of the date set forth below that all of its representations and warranties contained in Section 8 of that certain Purchase and Sale Agreement (the "Agreement"), by and between John Hancock Realty Income Fund Limited Partnership and Buyer, dated December ___, 1998 are true and correct in all respects on and as of the date set forth below.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of this ____ day of ___________, 1999.

                                                  SELLER/BUYER




                                                  By:
                                                     ---------------------------

                                 EXHIBIT 11.1.10
                                 ---------------

                              TENANT NOTICE LETTER
                              --------------------

Tenants Listed on the Rent Roll
Attached hereto as Exhibit A

RE:  WARNER PLAZA SHOPPING CENTER
     NORTH ALMA SCHOOL ROAD
     CHANDLER, ARIZONA

Dear Tenant:

     You are hereby notified and advised that as of _____________, 1999, MG Development Company, a ____________ corporation ("Purchaser") has purchased and acquired from John Hancock Realty Income Fund Limited Partnership, a Massachusetts limited partnership ("Seller"), all of Seller's right, title and interest in and to Warner Plaza Shopping Center located in Chandler, Arizona (the "Property") including, without limitation, all of Seller's right, title and interest as the "Landlord," "Lessor" and "Owner" in and to all lease agreements, rental agreements and other tenancies providing for the leasing, rental and other occupancy of space within or upon the Property.

     In accordance with the new ownership, you are hereby notified that your security deposit, if any, has been transferred to Purchaser as of the date hereof. Purchaser will notify you as to where all future, current, or past due payments of rent should be made.

     All other terms and provisions of your lease shall remain in full force and effect.

                         Sincerely,

                         John Hancock Realty Income Fund Limited Partnership, a Massachusetts limited partnership


                         By:
                            --------------------------------

                    AMENDMENT TO PURCHASE AND SALE AGREEMENT
                    ----------------------------------------


     AMENDMENT made and entered into this _____ day of January, 1999, by and between JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP, a Massachusetts limited partnership (herein "Seller") and MG DEVELOPMENT COMPANY, a California general partnership (herein "Buyer");

                                WITNESSETH THAT:

     WHEREAS, Seller and Buyer executed a Purchase and Sale Agreement dated December 16, 1999 (the "Agreement"), pursuant to which Seller has agreed to sell and Buyer has agreed to purchase the premises known as Warner Plaza Shopping Center as more fully described in the Agreement; and

     WHEREAS, Buyer and Seller wish to amend the terms of the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the Agreement is amended as follows:

     1. DATE OF CLOSING. The Date of Closing pursuant to Section 4 of the Agreement is hereby extended from February 12, 1999 to February 19, 1999.

     2. FINANCING CONTINGENCY. The Financing Contingency pursuant to Section 5A of the Agreement is hereby extended from January 29, 1999 to February 5, 1999.

     3. OPTION TO EXTEND. Buyer shall continue to have the option, exercisable by written notice delivered to Seller, to extend the Date of Closing to March 4, 1999. Such extension of the Date of Closing shall be exercised by Buyer no later than February 18, 1999 and pursuant to
          Section 4 of the Agreement.

     4. MISCELLANEOUS. Except as hereby amended, Buyer and Seller hereby ratify, confirm and adopt the Agreement as amended by this Amendment. Time remains of the essence.

     5. AMENDMENT. All of the other terms and conditions of the Agreement not modified or amended hereby, including without limitation Section 21 thereof, shall remain in full force and effect.

     6. COUNTERPARTS. This Amendment may be executed in counterparts, which together will constitute one original, and may be executed by fax.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

                                        SELLER:

                                        JOHN HANCOCK REALTY INCOME
                                        FUND LIMITED PARTNERSHIP, a
                                        Massachusetts limited partnership

                                        By:  John Hancock Realty Equities, Inc.


                                             By:
                                                --------------------------------
                                                Scott E. Morrow
                                                Assistant Vice President

                                        BUYER:

                                        MG DEVELOPMENT COMPANY


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                 SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 -----------------------------------------------


     SECOND AMENDMENT made and entered into as of this 18th day of February, 1999, by and between JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP, a Massachusetts limited partnership (herein "Seller") and MG DEVELOPMENT COMPANY, a California general partnership (herein "Buyer");

                                WITNESSETH THAT:

     WHEREAS, Seller and Buyer executed a Purchase and Sale Agreement dated December 16, 1999, as amended by an Amendment to Purchase and Sale Agreement dated January ___, 1999 (collectively, the "Agreement"), pursuant to which Seller has agreed to sell and Buyer has agreed to purchase the premises known as Warner Plaza Shopping Center as more fully described in the Agreement; and

     WHEREAS, Buyer and Seller wish to amend the terms of the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth the Agreement is amended as follows:

     1. DATE OF CLOSING. The Date of Closing pursuant to Section 4 of the Agreement is hereby extended from February 19, 1999 to March 22, 1999.

     2.   EXTENSION. Buyer shall deposit the Extension Fee as provided in
          Section 4 of the Agreement with the Title Company within two (2) business days of the full execution of this Second Amendment.

     3. APPROVAL DATE. Buyer acknowledges that the Approval Date has expired and that it has performed its due diligence for the Property and waives its right to object pursuant to Sections 5, 5A and 9.3 of the Agreement.

     4. MISCELLANEOUS. Except as hereby amended, Buyer and Seller hereby ratify, confirm and adopt the Agreement as amended by this Second Amendment. Time remains of the essence.

     5. AMENDMENT. All of the other terms and conditions of the Agreement not modified or amended hereby, including without limitation Section 21 thereof, shall remain in full force and effect.

     6. COUNTERPARTS. This Second Amendment may be executed in counterparts, which together will constitute one original, and may be executed by fax.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the day and year first above written.

                                        SELLER:

                                        JOHN HANCOCK REALTY INCOME
                                        FUND LIMITED PARTNERSHIP, a
                                        Massachusetts limited partnership

                                        By:  John Hancock Realty Equities, Inc.


                                        By:
                                           -------------------------------------
                                           Scott E. Morrow
                                           Assistant Vice President

                                        BUYER:

                                        MG DEVELOPMENT COMPANY


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:






                                       9